Exhibit 10.3

EXECUTION VERSION

Amendment No. 9 to Credit Agreement

AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of October 30, 2019 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017, Amendment No. 3 to Credit Agreement dated February 5, 2018, Amendment No. 4 to Credit Agreement dated March 6, 2018, Amendment No. 5 to Credit Agreement dated May 24, 2018, Amendment No. 6 to Credit Agreement dated as of July 5, 2018, Amendment No. 7 to Credit Agreement dated as of February 6, 2019, Amendment No. 8 to Credit Agreement dated as of June 26, 2019, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL Energy Partners LP, a Delaware limited partnership (“Parent”), NGL Energy Operating LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) Deutsche Bank AG, New York Branch, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.            Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.            Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. The following capitalized terms defined in Section 1.1 of the Credit Agreement are hereby amended as follows:

(a)         the defined term “Debt Incurrence Financial Ratio Requirements” is amended by deleting clause (a) in its entirety which provides “(a) the Leverage Ratio of the Credit Parties shall not be greater than 4.0 to 1.0” and inserting in lieu thereof the following:

“(a) the Total Leverage Indebtedness Ratio of the Credit Parties shall not be greater than 4.75 to 1.00.”

(b)        the defined term “Reallocation Request” is amended by adding the following at the end of such defined term immediately following the phrase, “and specify the Reallocation Period”:

“; provided that as of and after the Amendment No. 9 Effective Date, the Borrowers’ Agent shall not be permitted to request any further reallocation and no further reallocation request shall be given effect on and after such date in accordance with Section 2.1(c).”

(c)         the defined term “Senior Secured Indebtedness” is amended by deleting to term in its entirety and inserting in lieu thereof, the following:

“Senior Secured Indebtedness” means, at any time, the sum of (i) Total Indebtedness and (ii) the outstanding amount of Working Capital Revolving Loans and Swingline Loans owed to Working Capital Revolving Lenders, in each case, that is not subordinated in right of payment to the Secured Obligations and which is secured by a Lien on any assets or property of any Credit Party or any Subsidiary of any Credit Party

3.             Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in its appropriate alphabetical order therein:

““Amendment No. 9 Effective Date” means October 30, 2019.”

4.            Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the following two terms “Acquisition Facility Increase” and “Working Capital Facility Increase”.

5.             Amendment to Section 1.2 (Accounting Terms and Determinations) of the Credit Agreement. Section 1.2(b) of the Credit Agreement is hereby amended by deleting the phrase “Leverage Ratio or the Interest Coverage Ratio” in both places where it appears therein and inserting in lieu thereof the following:

“Interest Coverage Ratio, Leverage Ratio, Senior Secured Leverage Ratio, or Total Leverage Indebtedness Ratio”

6.            Amendment to Article I (Definitions) of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding the following new Section in its proper numeric order therein:

“Section 1.5     Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

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7.            Amendment to Section 2.1 (Commitments) of the Credit Agreement. Section 2.1(c) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting in lieu thereof the following:

“(c)      On and after the Amendment No. 9 Effective Date, no further Reallocation Requests shall be submitted by the Borrowers’ Agent or given effect by the Administrative Agent after such date.”

8.            Amendment to Section 2.4 (Increase in Total Commitments) of the Credit Agreement. Section 2.4(c) of the Credit Agreement is hereby amended by (i) deleting word “or” as it appears in the first sentence of such section immediately prior to the phrase “(ii) the aggregate Acquisition Facility Commitments” and inserting a comma in lieu thereof; (ii) deleting the phrase “, provided, that” as it appears immediately prior the phrase “(A) no Revolving Lender” in the first sentence of such section and inserting in lieu thereof the following, “or (iii) a combination of the Commitments for each Facility; provided that, in each case”; and (iii) deleting the parenthetical language in clause (B) of the first sentence of Section 2.4(c) and inserting in lieu thereof the following, “(each such increase, a “Facility Increase”).

9.            Amendment to Section 2.4 (Increase in Total Commitments) of the Credit Agreement. Section 2.4(c)(i) of the Credit Agreement is hereby amended by deleting the last sentence of such section and inserting in lieu thereof, the following:

“A Facility Increase will result in an increase in the aggregate Commitments only with respect to the specific Facility or Facilities identified in such Facility Increase request (as applicable), and in connection with the effectiveness of each Facility Increase, Commitments in each Facility will be allocated as provided below.”

10.          Amendment to Section 7.1 (Indebtedness) of the Credit Agreement. Section 7.1(l)(v) of the Credit Agreement is hereby amended by deleting the phrase “Leverage Ratio” is it appears therein immediately following the phrase “before the date of such incurrence and the maximum” and inserting in lieu thereof the following:

“Total Leverage Indebtedness Ratio”

11.           Amendment to Section 7.10 (Redemptions) of the Credit Agreement. Section 7.10(a) of the Credit Agreement is hereby amended by deleting the phrase “the Leverage Ratio is less than 3.25 to 1.00” in both places where such phrase appears therein and inserting in lieu thereof, the following:

“ the Total Leverage Indebtedness Ratio is less than 4.00 to 1.00”

12.           Amendment to Section 7.10 (Dividends) of the Credit Agreement. Section 7.10(b) of the Credit Agreement is hereby amended by deleting the phrase “the Leverage Ratio as of the last day of the fiscal quarter (determined at the Borrowing Base Reference Time of such day) ending immediately prior to the payment of such Cash Dividend to common unit holders (or if such Cash Dividend to common unit holders is to be paid on the last day of a fiscal quarter, the last day of such fiscal quarter) is less than 4.25 to 1.00” where such phrase appears therein and inserting in lieu thereof, the following:

“the Total Leverage Indebtedness Ratio as of the last day of the fiscal quarter (determined at the Borrowing Base Reference Time of such day) ending immediately prior to the payment of such Cash Dividend to common unit holders (or if such Cash Dividend to common unit holders is to be paid on the last day of a fiscal quarter, the last day of such fiscal quarter) is less than 5.00 to 1.00”

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13.           Amendment to Section 7.11(a) (Financial Covenant – Leverage Ratio) of the Credit Agreement. Section 7.11(a) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting in lieu thereof the following:

“(a)     [Reserved];”

14.           Amendment to Section 7.11(b) (Financial Covenant – Senior Secured Leverage Ratio) of the Credit Agreement. Section 7.11(b) of the Credit Agreement is hereby amended by (i) deleting the phrase “June 30, 2017” as it appears immediately after the phrase “Commencing with the fiscal quarter ending” at the start of such section and inserting in lieu thereof the following “September 30, 2019” and (ii) deleting the table that appears at the end of such section listing the Maximum Senior Secured Leverage Ratio for the end of specific fiscal quarters and inserting in lieu thereof, the following:

Fiscal Quarter Ending	Maximum Senior Secured Leverage Ratio
9/30/2019	3.25 to 1.0
12/31/2019 and the last day of each fiscal quarter thereafter	3.50 to 1.0

15.          Amendment to Section 7.11 (Financial Covenant – Interest Coverage Ratio) of the Credit Agreement. Section 7.11(c) of the Credit Agreement is hereby amended by (i) deleting the phrase “June 30, 2017” as it appears immediately after the phrase “Commencing with the fiscal quarter ending” at the start of such section and inserting in lieu thereof the following “September 30, 2019” and (ii) deleting the table that appears at the end of such section listing the Minimum Interest Coverage Ratio for the end of specific fiscal quarters and inserting in lieu thereof, the following:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
9/30/2019	2.75 to 1.0
12/31/2019 and the last day of each fiscal quarter thereafter	2.50 to 1.0

16.           Amendment to Section 7.11 (Financial Covenant – Total Leverage Indebtedness Ratio) of the Credit Agreement. Section 7.11(d) of the Credit Agreement is hereby amended by (i) deleting the phrase “March 31, 2019” as it appears immediately after the phrase “Commencing with the fiscal quarter ending” at the start of such section and inserting in lieu thereof the following “September 30, 2019”, (ii) deleting the phrase “Maximum Total Leverage Ratio” as it appears at the end of such section immediately after the phrase “to be greater than the ratio set forth opposite such fiscal quarter end date in the table below under the heading”, and (iii) deleting the table that appears at the end of such section listing the Maximum Total Leverage Indebtedness Ratio for the end of specific fiscal quarters and inserting in lieu thereof, the following:

Fiscal Quarter Ending	Maximum Total Leverage Indebtedness Ratio
9/30/2019	6.25 to 1.0
12/31/2019	5.75 to 1.0
3/31/2020	5.75 to 1.0
6/30/2020 and the last day of each fiscal quarter thereafter	5.50 to 1.0

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17.           Amendment to Schedule 1.1A (Revolving Credit Commitments) to the Credit Agreement. Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the Schedule attached hereto as Exhibit A.

18.          Amendment to Exhibit D (Compliance Certificate) to the Credit Agreement. Exhibit D to the Credit Agreement is hereby amended by deleting clause (e) of such Exhibit in its entirety and inserting in lieu thereof the following:

“ (e)     Provided in Annex C to this Certificate are the financial data and computations of the Leverage Ratio, all of which data and computations are true, correct and complete; provided that such financial data and computations shall evidence the Leverage Ratio was not greater than 4.50 to 1.0 as of September 30, 2019 consistent with the financial covenant set forth in Section 7.11(a) as in effect on September 30, 2019.”

19.          Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

20.          Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)        Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (i) each of the Credit Parties, (ii) the Lenders constituting the Required Lenders and, (iii) with respect to each Lender increasing its Commitment to a Facility pursuant to this Amendment, such Lender.

(b)        Permitted Term Indebtedness Amendment Documents. The Administrative Agent shall have received an amendment to the Permitted Term Indebtedness documents, duly executed and delivered by each of the parties thereto required for such amendments effectiveness.

(c)         Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

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21.           Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. Upon the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

22.          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

23.           Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

24.           Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

25.           Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership, in its capacity as Parent and as Guarantor

By:	NGL Energy Holdings, LLC, its general partner

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 9 to Credit Agreement

GUARANTORS:

ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 9 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Director

By:	/s/ Juan J. Mejia
Name: Juan J. Mejia
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Director

By:	/s/ Juan J. Mejia
Name: Juan J. Mejia
Title: Director

Signature Page to Amendment No. 9 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Peter Kuo
Name: Peter Kuo
Title: Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Redi Meshi
Name: Redi Meshi
Title: Vice President

By:	/s/ Christine Dirringer
Name: Christine Dirringer
Title: Managing Director

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Anna C. Ferreira
Name: Anna C. Ferreira
Title: Vice-President

Signature Page to Amendment No. 9 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to Amendment No. 9 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ David K. Gaskell
Name: David K. Gaskell
Title: Authorized Signer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

Signature Page to Amendment No. 9 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ John Harris
Name: John Harris
Title: Managing Director

Banc of America Credit Products, Inc.,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Pilar Gonzalez
Name: Pilar Gonzalez
Title: Executive Director

By:	/s/ Thomas Morgan
Name: Thomas Morgan
Title: Associate Director

Signature Page to Amendment No. 9 to Credit Agreement

EXHIBIT A

TO AMENDMENT NO. 9

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Proposed Working Capital Commitment Amount	Proposed Acquisition Commitment Amount	Total Commitment Amount	Percentage
Deutsche Bank AG, New York Branch	67,233,077.76	135,266,922.24	202,500,000.00	11.3128%
Royal Bank of Canada	67,233,077.76	135,266,922.24	202,500,000.00	11.3128%
Toronto-Dominion Bank, New York Branch	54,782,507.81	110,217,492.19	165,000,000.00	9.2179%
BNP Paribas	46,482,127.84	93,517,872.16	140,000,000.00	7.8212%
ABN AMRO Capital USA LLC	43,161,975.85	86,838,024.15	130,000,000.00	7.2626%
PNC Bank, National Association	41,501,899.85	83,498,100.15	125,000,000.00	6.9832%
Mizuho Bank Ltd.	41,501,899.85	83,498,100.15	125,000,000.00	6.9832%
Wells Fargo Bank, N.A.	41,501,899.85	83,498,100.15	125,000,000.00	6.9832%
Barclays Bank PLC	41,501,899.85	83,498,100.15	125,000,000.00	6.9832%
UBS AG, Stamford Branch	30,877,413.49	62,122,586.51	93,000,000.00	5.1955%
Goldman Sachs Bank USA	29,881,367.90	60,118,632.10	90,000,000.00	5.0279%
Credit Suisse AG, Cayman Island Branch	29,881,367.90	60,118,632.10	90,000,000.00	5.0279%
Citizens Bank, N.A.	24,901,139.91	50,098,860.09	75,000,000.00	4.1899%
Raymond James Bank, N.A.	16,600,759.94	33,399,240.06	50,000,000.00	2.7933%
Banc of America Credit Products, Inc.	16,317,280.45	15,682,719.55	32,000,000.00	1.7877%
Macquarie Bank Limited	6,640,303.99	13,359,696.01	20,000,000.00	1.1173%
TOTALS	$600,000,000	$1,190,000,000	$1,790,000,000	100%